Royce Capital Fund

Supplement to the Investment and Service Class Shares Prospectus Dated May 1, 2015

Royce Micro-Cap Portfolio

Effective today, James P. Stoeffel serves as the Fund’s lead portfolio manager. In managing the Fund, Mr. Stoeffel is assisted by portfolio managers Jenifer L. Taylor, Chris E. Flynn, James J. Harvey, and Brendan J. Hartman. Mr. Stoeffel previously co-managed the Fund, beginning on May 1, 2015. Ms. Taylor has served as the Fund’s co-manager or portfolio manager since 2006. Mr. Hartman previously served as assistant portfolio manager (2013-2015). Messrs. Flynn and Harvey became portfolio managers on October 1, 2015.

Effective today, the disclosure relating to the Funds managed by James P. Stoeffel that appears under the heading “Management of the Funds” is deleted in its entirety and replaced with the information below.

Portfolio Manager for:

Royce Micro-Cap Portfolio (Lead)

Effective today, the disclosure relating to the Funds managed by Jenifer L. Taylor that appears under the heading “Management of the Funds” is deleted in its entirety and replaced with the information below.

Portfolio Manager for:

Royce Micro-Cap Portfolio

Effective today, information relating to Chris E. Flynn and James J. Harvey is added to the end of the list of portfolio managers that appears under the heading “Management of the Funds” on page 14 of the Prospectus.

Chris E. Flynn, Portfolio Manager and Principal

Portfolio Manager for:

Royce Micro-Cap Portfolio

•	Employed by Royce since 1993
•	Previously Senior Vice President in the Arbitrage Division of Donaldson, Lufkin & Jenrette (1989-1992)

James J. Harvey, Portfolio Manager

Portfolio Manager for:

Royce Micro-Cap Portfolio

•	Employed by Royce since 1999

October 1, 2015

RCM-SUP-1015